Invesco High Yield Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2019
invesco.com/us	HYI-QTR-1 05/19	Invesco Advisers, Inc.

Schedule of Investments(a)
May 31, 2019
(Unaudited)
Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–93.01%
Aerospace & Defense–3.22%
Bombardier, Inc. (Canada),
8.75%, 12/01/2021(b)	$1,614,000	$1,748,850
5.75%, 03/15/2022(b)	2,034,000	2,034,000
6.13%, 01/15/2023(b)	3,319,000	3,235,029
7.50%, 03/15/2025(b)	4,486,000	4,366,897
7.88%, 04/15/2027(b)	2,362,000	2,272,716
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	5,218,000	5,087,550
TransDigm, Inc.,
6.50%, 07/15/2024	1,266,000	1,266,127
6.50%, 05/15/2025	2,936,000	2,924,990
6.25%, 03/15/2026(b)	5,566,000	5,691,235
Triumph Group, Inc.,
5.25%, 06/01/2022	2,400,000	2,328,000
7.75%, 08/15/2025	5,404,000	5,241,880
		36,197,274
Agricultural & Farm Machinery–0.64%
Titan International, Inc., 6.50%, 11/30/2023	8,381,000	7,223,374
Agricultural Products–0.30%
Kernel Holding S.A., (Ukraine), REGS, 8.75%, 01/31/2022(b)	3,257,000	3,351,681
Airlines–0.60%
Air Canada, (Canada), 7.75%, 04/15/2021(b)	6,290,000	6,729,042
Alternative Carriers–1.34%
CenturyLink, Inc.,
Series S, 7.50%, 04/01/2024	4,292,000	4,592,440
Series Y, 6.45%, 06/15/2021	4,553,000	4,746,503
Level 3 Financing, Inc.,
5.38%, 05/01/2025	2,032,000	2,039,620
5.25%, 03/15/2026	3,752,000	3,750,874
		15,129,437
Aluminum–0.19%
Novelis Corp., 6.25%, 08/15/2024(b)	2,134,000	2,187,350
Apparel Retail–1.10%
Hot Topic, Inc., 9.25%, 06/15/2021(b)	5,532,000	5,567,958
L Brands, Inc.,
5.63%, 02/15/2022	3,400,000	3,489,590
6.88%, 11/01/2035	3,039,000	2,659,125
6.75%, 07/01/2036	740,000	632,700
		12,349,373
Apparel, Accessories & Luxury Goods–0.21%
William Carter Co. (The), 5.63%, 03/15/2027(b)	2,279,000	2,335,975
Principal Amount		Value
Asset Management & Custody Banks–0.50%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2023(b)	$2,721,000	$2,855,349
Regionalcare Hospital Partners Holdings, Inc., 8.25%, 05/01/2023(b)	2,600,000	2,762,500
		5,617,849
Auto Parts & Equipment–0.91%
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	2,310,000	2,315,775
Dana, Inc., 5.50%, 12/15/2024	2,155,000	2,157,823
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	2,334,000	2,158,950
Hertz Corp. (The), 7.63%, 06/01/2022(b)	3,562,000	3,619,883
		10,252,431
Automobile Manufacturers–1.02%
Ford Motor Credit Co. LLC, 5.60%, 01/07/2022	3,902,000	4,085,122
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	7,256,000	7,437,400
Motors Liquidation Co.,
0.00%, 07/15/2033(c)(d)	14,770,000	0
7.20%, 12/31/2049(c)(d)	6,310,000	0
		11,522,522
Automotive Retail–0.81%
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	1,795,000	1,810,706
Penske Automotive Group, Inc., 5.50%, 05/15/2026	7,355,000	7,309,031
		9,119,737
Broadcasting–2.04%
AMC Networks, Inc.,
5.00%, 04/01/2024	4,230,000	4,223,951
4.75%, 08/01/2025	957,000	939,056
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(b)	6,236,000	6,686,239
Gray Television, Inc., 7.00%, 05/15/2027(b)	2,042,000	2,168,073
Nexstar Broadcasting, Inc., 5.63%, 08/01/2024(b)	4,020,000	4,060,200
TV Azteca, S.A.B. de C.V., (Mexico), REGS, 8.25%, 08/09/2024(b)	3,165,000	3,109,613
Univision Communications, Inc., 6.75%, 09/15/2022(b)	1,700,000	1,725,500
		22,912,632
Building Products–0.35%
Standard Industries, Inc.,
6.00%, 10/15/2025(b)	2,970,000	3,077,603
5.00%, 02/15/2027(b)	861,000	842,704
		3,920,307

See accompanying notes which are an integral part of this schedule.
Invesco High Yield Fund

Principal Amount		Value
Cable & Satellite–8.49%
Altice Financing S.A. (Luxembourg),
6.63%, 02/15/2023(b)	$3,244,000	$3,305,279
7.50%, 05/15/2026(b)	3,510,000	3,457,350
Altice Luxembourg S.A. (Luxembourg),
7.75%, 05/15/2022(b)	1,322,000	1,348,440
10.50%, 05/15/2027(b)	2,953,000	2,960,944
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 09/01/2023	5,503,000	5,606,181
5.75%, 02/15/2026(b)	10,552,000	10,974,080
CSC Holdings, LLC,
7.75%, 07/15/2025(b)	3,100,000	3,305,375
10.88%, 10/15/2025(b)	5,809,000	6,608,028
5.50%, 05/15/2026(b)	1,887,000	1,919,457
6.50%, 02/01/2029(b)	4,625,000	4,898,222
DISH DBS Corp.,
7.88%, 09/01/2019	8,304,000	8,414,194
5.88%, 11/15/2024	11,185,000	10,081,264
7.75%, 07/01/2026	1,202,000	1,103,436
Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%, 08/01/2023	10,194,000	9,200,085
8.50%, 10/15/2024(b)	3,410,000	3,333,275
Telenet Finance Luxembourg Notes S.a r.l., (Belgium), 5.50%, 03/01/2028(b)	3,000,000	2,970,000
UPC Holding B.V., (Netherlands), 5.50%, 01/15/2028(b)	1,000,000	990,700
UPCB Finance IV Ltd., (Netherlands), 5.38%, 01/15/2025(b)	2,650,000	2,689,750
Virgin Media Bristol LLC, (United Kingdom), 5.50%, 08/15/2026(b)	3,502,000	3,527,144
Virgin Media Finance PLC, (United Kingdom), REGS, 6.00%, 10/15/2024(b)	1,718,000	1,763,098
VTR Finance B.V., (Chile), 6.88%, 01/15/2024(b)	4,647,000	4,780,601
Ziggo B.V., (Netherlands), 5.50%, 01/15/2027(b)	250,000	245,000
Ziggo Bond Co. B.V., (Netherlands), 5.88%, 01/15/2025(b)	2,000,000	1,995,000
		95,476,903
Casinos & Gaming–2.46%
Boyd Gaming Corp.,
6.88%, 05/15/2023	823,000	851,805
6.38%, 04/01/2026	730,000	754,711
6.00%, 08/15/2026	1,499,000	1,515,864
Cirsa Finance International Sarl, (Spain), 7.88%, 12/20/2023(b)	1,269,000	1,320,280
Codere Finance 2 (Luxembourg) S.A., (Spain), 7.63%, 11/01/2021(b)	2,114,000	2,005,150
MGM China Holdings Ltd., (Macau), 5.88%, 05/15/2026(b)	851,000	868,020
MGM Resorts International,
6.63%, 12/15/2021	2,670,000	2,851,159
7.75%, 03/15/2022	5,095,000	5,629,975
Scientific Games International, Inc., 10.00%, 12/01/2022	3,542,000	3,729,974
Studio City Finance Ltd., (Macau), 7.25%, 02/11/2024(b)	4,037,000	4,173,249
Principal Amount		Value
Casinos & Gaming–(continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	$4,020,000	$3,949,650
		27,649,837
Coal & Consumable Fuels–0.65%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	7,414,000	7,330,593
Commodity Chemicals–0.48%
Koppers, Inc., 6.00%, 02/15/2025(b)	3,677,000	3,472,467
Nufarm Australia Ltd./Nufarm Americas, Inc., (Australia), 5.75%, 04/30/2026(b)	2,054,000	1,946,165
		5,418,632
Communications Equipment–0.84%
Commscope Technologies LLC, 6.00%, 06/15/2025(b)	2,882,000	2,629,825
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	5,663,000	6,022,317
5.25%, 08/01/2026	750,000	749,273
		9,401,415
Construction & Engineering–0.09%
William Lyon Homes, Inc., 6.00%, 09/01/2023	976,000	971,120
Construction Machinery & Heavy Trucks–0.95%
Meritor, Inc., 6.25%, 02/15/2024	5,056,000	5,214,051
Terex Corp., 5.63%, 02/01/2025(b)	5,599,000	5,487,020
		10,701,071
Consumer Finance–1.56%
Ally Financial, Inc., 8.00%, 03/15/2020	5,353,000	5,547,046
Navient Corp.,
8.00%, 03/25/2020	5,166,000	5,327,437
7.25%, 01/25/2022	2,639,000	2,792,405
7.25%, 09/25/2023	3,668,000	3,864,055
		17,530,943
Copper–1.74%
First Quantum Minerals Ltd., (Zambia), 7.50%, 04/01/2025(b)	7,686,000	6,898,185
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	7,829,000	7,006,955
Taseko Mines Ltd., (Canada), 8.75%, 06/15/2022(b)	5,925,000	5,673,187
		19,578,327
Diversified Banks–1.85%
Barclays Bank PLC, (United Kingdom), 7.63%, 11/21/2022	1,212,000	1,309,736
Barclays PLC, (United Kingdom), REGS, 7.88%(b)(e)	1,836,000	1,895,883
Credit Agricole S.A., (France), REGS, 8.13%(b)(e)	3,082,000	3,443,518
Dresdner Funding Trust I, REGS, 8.15%, 06/30/2031(b)	3,020,000	3,909,767
See accompanying notes which are an integral part of this schedule.
Invesco High Yield Fund

Principal Amount		Value
Diversified Banks–(continued)
ING Groep N.V., (Netherlands), REGS, 6.88%(b)(e)	$1,889,000	$1,950,517
Royal Bank of Scotland Group PLC (The), (United Kingdom), 8.63%(e)	4,136,000	4,373,820
Societe Generale S.A., (France), REGS, 7.38%(b)(e)	2,005,000	2,061,381
Standard Chartered PLC, (United Kingdom), REGS, 7.50%(b)(e)	1,836,000	1,908,302
		20,852,924
Diversified Capital Markets–0.17%
Credit Suisse Group AG, (Switzerland), REGS, 7.13%(b)(e)	1,824,000	1,888,670
Diversified Chemicals–0.32%
Chemours Co. (The), 7.00%, 05/15/2025	1,735,000	1,739,338
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	2,017,000	1,880,852
		3,620,190
Diversified Metals & Mining–0.62%
Hudbay Minerals, Inc. (Canada),
7.25%, 01/15/2023(b)	1,100,000	1,112,375
7.63%, 01/15/2025(b)	2,853,000	2,845,868
Vedanta Resources Ltd., (India), 6.38%, 07/30/2022(b)	3,108,000	2,987,565
		6,945,808
Diversified Real Estate Investment Trusts–0.10%
Colony Capital, Inc.,
3.88%, 01/15/2021	240,000	229,513
5.00%, 04/15/2023	995,000	945,070
		1,174,583
Electrical Components & Equipment–0.51%
EnerSys, 5.00%, 04/30/2023(b)	5,688,000	5,773,320
Electronic Equipment & Instruments–0.30%
Itron, Inc., 5.00%, 01/15/2026(b)	3,406,000	3,401,743
Environmental & Facilities Services–1.74%
Core & Main L.P., 6.13%, 08/15/2025(b)	6,216,000	6,169,380
GFL Environmental, Inc. (Canada),
5.63%, 05/01/2022(b)	1,800,000	1,795,500
7.00%, 06/01/2026(b)	8,770,000	8,460,419
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	3,233,000	3,200,670
		19,625,969
Fertilizers & Agricultural Chemicals–0.27%
OCI N.V., (Netherlands), 6.63%, 04/15/2023(b)	2,973,000	3,047,325
Food Distributors–0.37%
US Foods, Inc., 5.88%, 06/15/2024(b)	4,040,000	4,115,750
Principal Amount		Value
Food Retail–0.82%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
6.63%, 06/15/2024	$5,651,000	$5,735,765
7.50%, 03/15/2026(b)	3,331,000	3,497,550
		9,233,315
Gas Utilities–1.71%
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	6,180,000	6,419,475
Ferrellgas L.P./Ferrellgas Finance Corp.,
6.50%, 05/01/2021	4,512,000	4,004,400
6.75%, 06/15/2023	913,000	792,027
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	8,185,000	8,062,225
		19,278,127
Health Care Equipment–0.41%
Hill-Rom Holdings, Inc., 5.00%, 02/15/2025(b)	4,618,000	4,664,180
Health Care Facilities–3.96%
Acadia Healthcare Co., Inc.,
5.63%, 02/15/2023	2,000	2,013
6.50%, 03/01/2024	3,255,000	3,328,237
Community Health Systems, Inc., 6.25%, 03/31/2023	5,869,000	5,610,471
Encompass Health Corp., 5.75%, 09/15/2025	4,341,000	4,427,820
HCA, Inc.,
7.50%, 02/15/2022	5,063,000	5,556,642
5.38%, 02/01/2025	3,380,000	3,541,294
5.88%, 02/15/2026	2,780,000	2,953,778
5.38%, 09/01/2026	1,437,000	1,494,638
5.50%, 06/15/2047	5,923,000	6,243,430
Tenet Healthcare Corp.,
8.13%, 04/01/2022	3,174,000	3,319,877
6.75%, 06/15/2023	8,135,000	8,134,349
		44,612,549
Health Care REITs–0.56%
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	6,350,000	6,278,563
Health Care Services–3.47%
CHS/Community Health Systems, Inc., 8.00%, 03/15/2026(b)	3,229,000	3,096,805
DaVita, Inc., 5.00%, 05/01/2025	2,879,000	2,731,451
Eagle Holding Co. II, LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(f)	4,846,000	4,864,172
Heartland Dental, LLC, 8.50%, 05/01/2026(b)	4,915,000	4,650,819
MEDNAX, Inc., 6.25%, 01/15/2027(b)	5,881,000	5,910,405
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	6,142,000	6,126,645
Polaris Intermediate Corp., 9.25% PIK Rate, 8.50% Cash Rate, 12/01/2022(b)(f)	4,592,000	4,528,860
See accompanying notes which are an integral part of this schedule.
Invesco High Yield Fund

Principal Amount		Value
Health Care Services–(continued)
Surgery Center Holdings, Inc.,
6.75%, 07/01/2025(b)	$1,716,000	$1,565,850
10.00%, 04/15/2027(b)	2,203,000	2,241,552
Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	3,975,000	3,296,766
		39,013,325
Home Improvement Retail–0.59%
Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	7,221,000	6,607,215
Homebuilding–2.29%
Beazer Homes USA, Inc.,
8.75%, 03/15/2022	5,076,000	5,274,675
6.75%, 03/15/2025	3,203,000	2,990,801
KB Home, 8.00%, 03/15/2020	1,805,000	1,863,662
Lennar Corp.,
8.38%, 01/15/2021	867,000	934,193
5.38%, 10/01/2022	5,385,000	5,647,519
5.25%, 06/01/2026	1,740,000	1,800,900
Meritage Homes Corp., 7.15%, 04/15/2020	2,583,000	2,657,261
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	4,429,000	4,550,797
		25,719,808
Household Products–1.44%
Reynolds Group Issuer, Inc./LLC,
5.75%, 10/15/2020	3,040,091	3,048,603
7.00%, 07/15/2024(b)	7,036,000	7,123,950
Spectrum Brands, Inc., 5.75%, 07/15/2025	5,908,000	6,025,865
		16,198,418
Independent Power Producers & Energy Traders–0.82%
AES Corp. (The), 5.50%, 04/15/2025	2,319,000	2,400,629
Calpine Corp., 5.38%, 01/15/2023	2,859,000	2,851,338
NRG Energy, Inc.,
6.63%, 01/15/2027	1,195,000	1,275,662
5.25%, 06/15/2029(b)	2,652,000	2,728,696
		9,256,325
Industrial Machinery–1.06%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	5,173,000	4,979,012
EnPro Industries, Inc., 5.75%, 10/15/2026	2,356,000	2,373,670
Mueller Industries, Inc., 6.00%, 03/01/2027	4,669,000	4,622,310
		11,974,992
Integrated Oil & Gas–0.44%
Petrobras Global Finance B.V., (Brazil), 5.75%, 02/01/2029	4,851,000	4,902,372
Integrated Telecommunication Services–2.98%
Altice France S.A. (France),
6.25%, 05/15/2024(b)	2,308,000	2,348,390
7.38%, 05/01/2026(b)	4,808,000	4,708,835
Principal Amount		Value
Integrated Telecommunication Services–(continued)
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	$3,388,000	$2,922,150
8.00%, 10/15/2025(b)	666,000	574,425
CommScope, Inc.,
6.00%, 03/01/2026(b)	2,620,000	2,633,100
8.25%, 03/01/2027(b)	3,461,000	3,439,369
Frontier Communications Corp.,
10.50%, 09/15/2022	6,858,000	4,997,905
11.00%, 09/15/2025	4,028,000	2,557,780
8.00%, 04/01/2027(b)	5,580,000	5,803,200
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	731,000	707,242
7.20%, 07/18/2036	2,822,000	2,878,440
		33,570,836
Leisure Products–0.20%
Mattel, Inc., 6.75%, 12/31/2025(b)	2,291,000	2,261,698
Managed Health Care–0.63%
Centene Corp., 5.38%, 06/01/2026(b)	2,317,000	2,408,985
Molina Healthcare, Inc., 4.88%, 06/15/2025(b)	2,596,000	2,583,020
WellCare Health Plans, Inc., 5.38%, 08/15/2026(b)	2,017,000	2,071,862
		7,063,867
Metal & Glass Containers–0.62%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
7.25%, 05/15/2024(b)	2,565,000	2,680,425
6.00%, 02/15/2025(b)	1,244,000	1,234,919
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	3,335,000	3,009,837
		6,925,181
Movies & Entertainment–1.14%
AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	4,931,000	4,499,537
6.13%, 05/15/2027	1,280,000	1,128,000
Netflix, Inc.,
5.75%, 03/01/2024	3,897,000	4,145,434
5.88%, 11/15/2028	2,914,000	3,066,985
		12,839,956
Multi-line Insurance–0.08%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/2024(b)	826,000	850,264
Oil & Gas Drilling–1.83%
Diamond Offshore Drilling, Inc., 4.88%, 11/01/2043	1,582,000	941,290
Ensco Rowan PLC,
4.50%, 10/01/2024	205,000	142,476
7.75%, 02/01/2026	6,042,000	4,516,395
Ensign Drilling, Inc., (Canada), 9.25%, 04/15/2024(b)	2,797,000	2,681,624
Noble Holding International Ltd., 7.75%, 01/15/2024	6,223,000	4,900,612
Precision Drilling Corp. (Canada),
7.75%, 12/15/2023	712,000	724,460
5.25%, 11/15/2024	3,608,000	3,229,160
See accompanying notes which are an integral part of this schedule.
Invesco High Yield Fund

Principal Amount		Value
Oil & Gas Drilling–(continued)
Transocean, Inc., 7.50%, 04/15/2031	$4,178,000	$3,467,740
		20,603,757
Oil & Gas Equipment & Services–0.82%
Archrock Partners, L.P./Archrock Partners Finance Corp., 6.00%, 10/01/2022	3,736,000	3,754,680
Calfrac Holdings L.P., (Canada), 8.50%, 06/15/2026(b)	2,651,000	1,935,230
SESI, L.L.C., 7.13%, 12/15/2021	4,685,000	3,513,750
		9,203,660
Oil & Gas Exploration & Production–9.18%
Antero Resources Corp., 5.00%, 03/01/2025	4,790,000	4,562,475
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	3,929,000	4,188,864
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/2025	6,291,000	6,173,044
California Resources Corp., 8.00%, 12/15/2022(b)	4,503,000	3,163,358
Callon Petroleum Co., 6.13%, 10/01/2024	5,881,000	5,836,892
Centennial Resource Production, LLC, 6.88%, 04/01/2027(b)	5,529,000	5,502,461
Denbury Resources, Inc.,
9.00%, 05/15/2021(b)	2,100,000	2,052,750
5.50%, 05/01/2022	3,015,000	2,072,813
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)	3,430,000	2,160,900
Gulfport Energy Corp.,
6.63%, 05/01/2023	2,288,000	2,116,400
6.00%, 10/15/2024	3,518,000	2,919,940
Jagged Peak Energy LLC, 5.88%, 05/01/2026	5,732,000	5,624,525
Murphy Oil USA, Inc., 5.63%, 05/01/2027	4,817,000	4,961,510
Oasis Petroleum, Inc.,
6.88%, 03/15/2022	1,100,000	1,067,572
6.88%, 01/15/2023	6,399,000	6,159,037
Parsley Energy, LLC/Parsley Finance Corp.,
6.25%, 06/01/2024(b)	4,600,000	4,703,500
5.63%, 10/15/2027(b)	2,041,000	2,030,795
QEP Resources, Inc.,
5.25%, 05/01/2023	1,561,000	1,471,055
5.63%, 03/01/2026	2,318,000	2,103,585
Range Resources Corp.,
5.88%, 07/01/2022	3,337,000	3,286,945
4.88%, 05/15/2025	5,951,000	5,207,125
SM Energy Co.,
6.13%, 11/15/2022	3,470,000	3,374,575
6.63%, 01/15/2027	2,115,000	1,871,775
Southwestern Energy Co.,
7.50%, 04/01/2026	5,060,000	4,882,900
7.75%, 10/01/2027	1,800,000	1,728,000
Tullow Oil PLC, (Ghana), 7.00%, 03/01/2025(b)	2,488,000	2,503,674
Principal Amount		Value
Oil & Gas Exploration & Production–(continued)
Whiting Petroleum Corp.,
6.25%, 04/01/2023	$4,156,000	$4,026,125
6.63%, 01/15/2026	2,000,000	1,837,500
WPX Energy, Inc., 5.25%, 09/15/2024	5,752,000	5,680,100
		103,270,195
Oil & Gas Refining & Marketing–0.92%
NuStar Logistics, L.P., 6.00%, 06/01/2026	3,427,000	3,427,000
Parkland Fuel Corp., (Canada), 6.00%, 04/01/2026(b)	2,925,000	2,976,188
Sunoco L.P. /Sunoco Finance Corp., 4.88%, 01/15/2023	3,870,000	3,909,551
		10,312,739
Oil & Gas Storage & Transportation–1.36%
Energy Transfer Partners, L.P., Series A, 6.25%(e)	2,077,000	1,914,402
Plains All American Pipeline, L.P., Series B, 6.13%(e)	3,351,000	3,113,800
SemGroup Corp., 6.38%, 03/15/2025	3,076,000	2,968,340
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.13%, 02/01/2025	3,016,000	3,038,620
5.88%, 04/15/2026	1,888,000	1,956,440
Williams Cos., Inc. (The), 7.88%, 09/01/2021	2,127,000	2,356,258
		15,347,860
Other Diversified Financial Services–1.68%
EG Finco Ltd., (United Kingdom), 6.75%, 02/07/2025(b)	3,100,000	3,049,625
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	5,485,000	5,635,837
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	3,753,000	3,771,765
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	5,013,000	5,075,663
VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 06/15/2022(b)	1,316,000	1,359,231
		18,892,121
Packaged Foods & Meats–1.01%
B&G Foods, Inc., 5.25%, 04/01/2025	2,941,000	2,854,608
JBS Investments GmbH, 7.25%, 04/03/2024(b)	5,290,000	5,481,815
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	2,964,000	3,028,497
		11,364,920
Paper Products–0.92%
Mercer International, Inc. (Canada),
7.75%, 12/01/2022	414,000	430,043
6.50%, 02/01/2024	3,623,000	3,713,575
5.50%, 01/15/2026	1,263,000	1,250,054
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	4,856,000	4,928,840
		10,322,512
See accompanying notes which are an integral part of this schedule.
Invesco High Yield Fund

Principal Amount		Value
Pharmaceuticals–2.37%
Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	$2,613,000	$2,831,839
Bausch Health Cos., Inc.,
5.88%, 05/15/2023(b)	1,561,000	1,570,413
6.13%, 04/15/2025(b)	3,145,000	3,083,672
5.50%, 11/01/2025(b)	2,570,000	2,589,275
9.00%, 12/15/2025(b)	3,441,000	3,716,280
5.75%, 08/15/2027(b)	1,092,000	1,107,015
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/2023(b)	5,715,000	4,134,974
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	4,264,000	4,226,690
Teva Pharmaceutical Finance IV, B.V., (Israel), 3.65%, 11/10/2021	3,600,000	3,379,500
		26,639,658
Publishing–0.69%
Meredith Corp., 6.88%, 02/01/2026	7,519,000	7,781,413
Railroads–0.73%
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	8,696,000	8,261,200
Restaurants–0.80%
1011778 BC ULC/New Red Finance, Inc., (Canada), 5.00%, 10/15/2025(b)	5,463,000	5,367,397
IRB Holding Corp., 6.75%, 02/15/2026(b)	3,682,000	3,599,155
		8,966,552
Security & Alarm Services–0.23%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	2,683,000	2,602,510
Specialized Consumer Services–0.81%
IAA Spinco, Inc., 5.50%, 06/15/2027(b)	3,291,000	3,348,592
ServiceMaster Co., LLC (The), 7.45%, 08/15/2027	5,389,000	5,739,285
		9,087,877
Specialized REITs–1.19%
Equinix, Inc., 5.88%, 01/15/2026	2,254,000	2,366,903
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	479,000	469,420
Iron Mountain, Inc.,
5.75%, 08/15/2024	4,067,000	4,044,713
5.25%, 03/15/2028(b)	1,462,000	1,388,900
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	6,288,000	5,105,919
		13,375,855
Specialty Chemicals–0.69%
Element Solutions, Inc., 5.88%, 12/01/2025(b)	3,778,000	3,848,837
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	3,836,000	3,864,770
		7,713,607
	Principal Amount		Value
Steel–1.19%
AK Steel Corp., 7.63%, 10/01/2021		$1,600,000	$1,552,000
Cleveland-Cliffs, Inc., 5.75%, 03/01/2025		5,320,000	5,200,300
United States Steel Corp., 6.88%, 08/15/2025		7,695,000	6,675,412
			13,427,712
Technology Hardware, Storage & Peripherals–0.51%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)		5,499,000	5,793,580
Textiles–0.44%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, (China), 7.50%, 05/01/2025(b)		5,094,000	4,960,283
Trading Companies & Distributors–2.01%
AerCap Global Aviation Trust, (Ireland), 6.50%, 06/15/2045(b)		3,288,000	3,337,320
BMC East, LLC, 5.50%, 10/01/2024(b)		5,316,000	5,369,160
H&E Equipment Services, Inc., 5.63%, 09/01/2025		1,618,000	1,611,124
Herc Rentals, Inc., 7.75%, 06/01/2024(b)		1,657,000	1,747,099
United Rentals North America, Inc.,
5.50%, 07/15/2025		714,000	731,850
5.88%, 09/15/2026		4,199,000	4,361,711
6.50%, 12/15/2026		1,487,000	1,579,938
5.25%, 01/15/2030		3,974,000	3,904,455
			22,642,657
Trucking–0.15%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 03/15/2025(b)		1,690,000	1,632,963
Wireless Telecommunication Services–3.52%
Digicel Group One Ltd., (Jamaica), 8.25%, 12/30/2022(b)		1,698,000	1,073,510
Digicel Group Two Ltd., (Jamaica), 8.25%, 09/30/2022(b)		1,602,000	620,775
Oztel Holdings SPC Ltd., (Oman), 5.63%, 10/24/2023(b)		3,188,000	3,221,525
Sprint Capital Corp., 8.75%, 03/15/2032		1,744,000	2,005,600
Sprint Communications, Inc., 11.50%, 11/15/2021		3,000,000	3,423,450
Sprint Corp.,
7.25%, 09/15/2021		6,482,000	6,830,407
7.88%, 09/15/2023		9,559,000	10,291,889
7.63%, 02/15/2025		2,028,000	2,149,680
T-Mobile USA, Inc.,
6.38%, 03/01/2025		2,111,000	2,189,677
6.50%, 01/15/2026		7,409,000	7,835,017
			39,641,530
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,065,299,575)			1,046,450,259
Non-U.S. Dollar Denominated Bonds & Notes–0.67%(g)
Brewers–0.15%
Sunshine Mid B.V., (Netherlands), 6.50%, 05/15/2026(b)	EUR	1,500,000	1,705,050
See accompanying notes which are an integral part of this schedule.
Invesco High Yield Fund

	Principal Amount		Value
Diversified Banks–0.22%
Erste Group Bank AG, (Austria), REGS, 6.50%(b)(e)	EUR	2,000,000	$2,455,887
Food Retail–0.23%
Iceland Bondco PLC, (United Kingdom), 4.63%, 03/15/2025(b)	GBP	2,350,000	2,655,319
Paper Packaging–0.05%
M&G Finance Luxembourg S.A., (Italy), 5.32%(d)(e)	EUR	4,100,000	549,638
Textiles–0.02%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, (China), 5.38%, 05/01/2023(b)	EUR	200,000	219,473
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $8,795,400)			7,585,367
Variable Rate Senior Loan Interests–0.55%(h)
Data Processing & Outsourced Services–0.55%
First Data Corp., Term Loan, 4.44% (1 mo. USD LIBOR + 2.00%), 07/08/2022 (Cost $6,010,886)		$6,137,468	6,135,842
U.S. Treasury Securities–0.24%
U.S. Treasury Bills–0.24%
2.43%, 06/27/2019 (Cost $2,745,231)(i)(j)		2,750,000	2,745,231
	Shares
Common Stocks & Other Equity Interests–0.01%
Broadcasting–0.00%
Adelphia Recovery Trust, Series ACC1(k)		4,846,549	14,540
Shares		Value
Diversified Support Services–0.01%
ACC Claims Holdings, LLC(c)(l)	4,130,550	$24,783
Integrated Telecommunication Services–0.00%
Ventelo, Inc. (United Kingdom) (Acquired 06/28/2002; Cost $0)(c)(l)	73,021	0
Leisure Products–0.00%
HF Holdings, Inc. (Acquired 09/29/2009; Cost $6,855,236)(c)(l)	36,820	0
Other Diversified Financial Services–0.00%
Adelphia Recovery Trust Series Arahova(k)	2,211,702	22,117
Total Common Stocks & Other Equity Interests (Cost $9,361,768)		61,440
Money Market Funds–3.02%
Invesco Government & Agency Portfolio, Institutional Class, 2.30%(m)	11,846,947	11,846,947
Invesco Liquid Assets Portfolio, Institutional Class, 2.43%(m)	8,624,259	8,626,846
Invesco Treasury Portfolio, Institutional Class, 2.28%(m)	13,539,368	13,539,368
Total Money Market Funds (Cost $34,013,178)		34,013,161
TOTAL INVESTMENTS IN SECURITIES–97.50% (Cost $1,126,226,038)		1,096,991,300
BORROWINGS–0.00%		0
OTHER ASSETS LESS LIABILITIES–2.50%		28,145,035
NET ASSETS–100.00%		$1,125,136,335
Investment Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2019 was $524,928,739, which represented 46.65% of the Fund’s Net Assets.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 2.
(d)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at May 31, 2019 was $549,638, which represented less than 1% of the Fund’s Net Assets.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(h)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the LIBOR, on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1F.
(k)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(l)	Non-income producing security.
(m)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2019.

See accompanying notes which are an integral part of this schedule.
Invesco High Yield Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
08/30/2019	Canadian Imperial Bank of Commerce	GBP	852,762	USD	1,094,166	$11,480
Subtotal—Appreciation						11,480
Currency Risk
08/30/2019	Goldman Sachs & Co.	EUR	8,743,418	USD	9,834,422	(3,809)
Subtotal—Depreciation						(3,809)
Total Forward Foreign Currency Contracts						$7,671

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 31, Version 1	Sell	5.00%	Quarterly	12/20/2023	3.60%	USD	22,310,000	$684,628	$1,244,523	$559,895

(a)	Implied credit spreads represent the current level, as of May 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying notes which are an integral part of this schedule.
Invesco High Yield Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective
Invesco High Yield Fund

B.	Securities Transactions and Investment Income — (continued)
securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
E.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
F.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or
Invesco High Yield Fund

F.	Swap Agreements — (continued)
“swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of May 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
G.	Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
H.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
Invesco High Yield Fund

NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of May 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$1,046,450,259	$0	$1,046,450,259
Non-U.S. Dollar Denominated Bonds & Notes	—	7,585,367	—	7,585,367
Variable Rate Senior Loan Interests	—	6,135,842	—	6,135,842
U.S. Treasury Securities	—	2,745,231	—	2,745,231
Common Stocks & Other Equity Interests	36,657	—	24,783	61,440
Money Market Funds	34,013,161	—	—	34,013,161
Investments Matured	—	—	0	0
Total Investments in Securities	34,049,818	1,062,916,699	24,783	1,096,991,300
Other Investments - Assets*
Forward Foreign Currency Contracts	—	11,480	—	11,480
Swap Agreements	—	559,895	—	559,895
	—	571,375	—	571,375
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(3,809)	—	(3,809)
Total Other Investments	—	567,566	—	567,566
Total Investments	$34,049,818	$1,063,484,265	$24,783	$1,097,558,866

*	Unrealized appreciation (depreciation).
Invesco High Yield Fund